                                                                    Exhibit 10.8

PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.

                             DISTRIBUTION AGREEMENT

         THIS DISTRIBUTION AGREEMENT (this "Agreement") is entered into between SAGEM, S.A., a corporation duly organized and existing under the laws of France, having a place of business at 27, rue Leblanc, Paris (15 eme), France (hereinafter "Sagem"), and BRIGHTSTAR CORP., a company duly organized and existing under the laws of the State of Delaware, having its principal place of business at 2010 NW 84th Avenue, Miami FL 33122 (hereinafter "Brightstar"), effective as of June 16, 2003 (the "Effective Date").

         WHEREAS, Sagem designs, develops, and distributes telecommunications equipment world-wide;

         WHEREAS, Sagem desires to distribute certain of its products in Mexico, Central America, South America and the Caribbean to carriers as set forth on
Exhibit 1 (collectively, the "Territory");

         WHEREAS, Brightstar is desirous of acquiring the right to promote and to sell such products in the Territory.

         WHEREAS, Sagem desires to engage Brightstar to become the distributor of certain of its products in the Territory to all carriers, with the exception of certain France Telecom/Orange properties, and Brightstar desires to be engaged by Sagem, pursuant to the terms and conditions of this Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

1.       RECITALS

         The above recitals are true and correct and are incorporated into this Agreement by this reference.

2.       APPOINTMENT AS EXPORT DISTRIBUTOR

2.1.     DISTRIBUTOR.

2.1.1 Class A Carriers. Subject to the terms of this Agreement, Sagem hereby appoints Brightstar, and Brightstar hereby accepts the appointment, as Sagem's sole exclusive distributor of Sagem's telecommunication equipment listed on
Exhibit 1 hereto (the "Products") for the carriers within the Territory with whom Sagem has no prior commercial relationship, which carriers are identified on Exhibit 1 hereto as "Class A Carriers."

2.1.2. Class B Carriers. With respect to carriers with whom Brightstar and Sagem have a pre-existing commercial relationship, which carriers are identified on
Exhibit 1 hereto as "Class B Carriers", Brightstar shall obtain letters from such carriers that they have no objection to buying products from Brightstar as long as prices are the same, in which case Brightstar shall be the exclusive distributor of Products to such carriers in the Territory.

                 [***] Denotes Confidential Treatment Requested


2.1.3 In the event any Carrier (or the mother company of such Carrier) advises Sagem in writing that it will not buy a Product from Brightstar for any reason other than price, then Sagem may directly sell the Product to the Carrier provided that Sagem provides to Brightstar, the Carrier's written notice that it will not purchase Product from Brightstar. If Sagem sells directly to such carriers, Sagem shall be entitled to request Brightstar to perform logistics tasks under reasonable conditions to be discussed on a case by case basis. The quantities sold by Sagem shall be deducted from the Minimum Annual Purchase Amount, as indicated in section 6.4.

2.1.4 If Sagem is requested, in the scope of a continent-wide (or world-wide) promotion launched by a Carrier mother company, to sell directly at a given price lower than the price agreed upon for the same type of product with Brightstar, Sagem shall be entitled to do so, provided Sagem gives to Brightstar the written document duly signed by the mother company of the carrier. The quantities sold by Sagem shall be deducted from the Minimum Annual Purchase Amount, as indicated in section 6.4.

2.1.5 Sagem shall sell to France Telecom/Orange properties directly. If Brightstar intends to sell Products to France Telecom/Orange properties, Brightstar will need an authorization in writing from Sagem. Such authorization shall be given on a case by case basis, and order by order basis.

2.1.6 In furtherance of the distribution rights granted to Brightstar in this
Section 2, Brightstar directly and through its subsidiaries listed in Exhibit 4 (this Exhibit 4 being altered from time to time by amendment entered between both parties), is hereby authorized to purchase Products directly from Sagem from time to time pursuant to the terms of this Agreement, and to resell such Products solely within and into the Territory to all carriers, except for certain France Telecom/Orange properties. Brightstar shall not advertise, resell or solicit orders for Products outside the Territory. Sagem shall continue to engage in the direct marketing of the Products to operators within the Territory, and shall coordinate its marketing efforts with Brightstar.

2.1.7 Sagem shall do its reasonable commercial efforts not to quote to any carrier or customer any price that is lower than the price offered to Brightstar However, if such case would happen, Sagem would make reasonable commercial efforts to readjust the price for Brightstar.

2.2. Products. The Products, as identified on Exhibit 1 hereto, may be modified from time to time by mutual agreement of the parties. In addition, if Sagem designs, develops or manufactures new mobile phone or accessories for sale in the Territory to the carriers with whom Brightstar is exclusive, Sagem shall grant to Brightstar a right of first refusal to serve as the exclusive distributor and re-seller for such new Products within the Territory pursuant to the terms and conditions of this Agreement, which option must be exercised by Brightstar within thirty (30) days after written notice thereof For the avoidance of doubt, if Brightstar chooses not to distribute these new Products in the Territory, for any reason other than price, Sagem shall have the right to sale/distribute them in the Territory by any means whatsoever. If Brightstar elects to distribute these new Products in the Territory, Brightstar shall give a commitment to sell appropriate quantities which will come in addition to the annual committed quantities to Sagem if this new Product completes the range of existing Product and Brightstar shall confirm its commitment if this new Product replaces an already existing one in the range of Sagem Products.

                 [***] Denotes Confidential Treatment Requested

2.3. Brightstar shall sell and distribute the Products in the Territory only and shall refrain to market, sell or distribute the Products in the Territory of the United States of America. In case of a breach of this clause by Brightstar, Sagem shall have the right to forthwith terminate this Agreement without prejudice of any indemnification for damages deriving from the consequences of the introduction of the Products in the territory of the United States of America.

2.4. For the performance of its obligations under this Agreement, Brightstar shall comply with the 47 U.S.C. 302 and 47 C.F.R. 2.801 regulations issued by U.S. Customers Service for equipment being imported solely for export. Brightstar shall use a dedicated bond warehouse for stocking and customization if necessary of the Products.

3.       TERM OF THIS AGREEMENT


         The term of this Agreement shall commence on the Effective Date and shall continue for a period of one (1) year, unless terminated as permitted herein. At the end of this period, this Agreement shall be automatically renewed for an additional two (2) year period unless written notice of non-renewal is sent by either party at least ninety (90) days prior to the expiration date of the initial term. At the end of this two (2) year period, the Parties will discuss the terms and conditions of a possible renewal of this Agreement.

4.       PARTY RELATIONSHIP


         It is agreed that Brightstar's relationship to Sagem is that of an independent contractor and no other relationship is intended to be created between the parties hereto. Nothing in this Agreement shall be construed so as to make Brightstar or its employees or agents an employee of Sagem or an agent with the power to bind Sagem contractually. Brightstar shall have no authority to bind, obligate or incur any liability on behalf of Sagem, except as provided in this Agreement. This Agreement does not create any agency, joint venture or partnership between Brightstar and Sagem. Brightstar purchases the products from Sagem and sells them in its own name and on its own behalf. Brightstar shall not engage in transactions in the name of Sagem or in any unauthorized activities which create liability against Sagem.

5.       RESPONSIBILITIES OF PARTIES

5.1.     BRIGHTSTAR RESPONSIBILITIES.

In distributing the Products, Brightstar shall perform the following services:

Use reasonably commercial efforts to sell, advertise and promote the sale and use of Products throughout the Territory.

Maintain a sales organization adequate to effectively promote and market the Products in the Territory, including funding and hiring one (1) employee completely dedicated to selling the Products.

Purchase the Products from Sagem in the manner described in Section 6 hereof.

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                 [***] Denotes Confidential Treatment Requested

Furnish to Sagem on a quarterly basis information relating to orders, sales, service and inventory of Products and Product sales budgets and forecasts including the Forecast stated in sub-article 6.5, as well as market analyses and reports with respect to the Territory, in such manner as agreed upon between Brightstar and Sagem.

Provide office space at Brightstar's Miami office for one individual Sagem sales manager at no cost to Sagem.

Maintain a one (1) month's supply of Products in its inventory.

5.2.     SAGEM RESPONSIBILITIES.

In partial consideration for Brightstar's obligations under this Agreement, Sagem shall perform the following services:

Visit existing and potential customers and carriers in the Territory with a Brightstar representative.

Manage all marketing activities with carriers, and further, be responsible for all co-operative funds related thereto;

Maintain the confidentiality of Brightstar's customer and market information.

6.       PURCHASE OF PRODUCTS

6.1. PURCHASES. Under the terms and conditions of this Agreement, Brightstar agrees to purchase at its own risk and for its own account, Products to be resold in the Territory, solely from Sagem or any other supplier approved by Sagem. Brightstar shall submit to Sagem for its acceptance purchase orders listing the model, quantity, shipment date, and price of the Products requested. The prices set forth in Exhibit 2 hereto do not include customs, duties, taxes, fees or other charges which may be imposed on the importation, handling, transportation, use or sale of the. Products. The amount of any present or future tax, fee or charge applicable to the Products shall be paid by Distributor except where law otherwise provides in which event the amount of such duties, taxes, fees and charges shall be added to the price.

6.2.     PRICES. Brightstar's purchase price for each Product is set forth on
         Exhibit 2 hereto. Sagem may update its selling prices each calendar quarter or such sooner period as deemed reasonably necessary by Sagem; provided, however, that Sagem shall provide Brightstar with price protection for all Products purchased by Brightstar during the preceding calendar quarter only and which remain in its inventory and/or the inventory of its subsidiaries, except if Brightstar has made no effort to sell such Products before.

6.3. MINIMUM GUARANTEED MARGIN. Sagem hereby agrees with Brightstar that Sagem shall provide price protection to Brightstar on all Products purchased from Sagem in order that, unless otherwise agreed in writing by the parties, Brightstar shall have the following minimum guaranteed margins: (i) on Products purchased for under $100.00, a margin of [***] percent ([***]%) (with a minimum of $[***]); (ii) on Products purchased for between

                 [***] Denotes Confidential Treatment Requested

         $100.00 and $200.00, a margin of [***] percent ([***]%); and (iii) on
         Products purchased for greater than $200.00, a margin of [***] percent ([***]%).

For purposes of this Section 6.3, margins will be calculated on the final sales price to the customer less any customer rebates, and multiplied by the applicable percentage.


         In the event Brightstar has a margin greater than [***] percent ([***]%) (except as a result of the minimum of $[***]) on Products purchased for under $100.00, or greater than [***] percent ([***]%) on Products purchased for between $100.00 and $200.00, or greater than [***] percent ([***]%) on Products purchased for more than $200.00, then Brightstar will issue Sagem a credit memo for the excess margin generated in those sales.

         In the event Brightstar has a margin less than [***] percent ([***]%) (with a minimum of $[***]) on Products purchased for under $100.00, or less than [***] percent on Products purchased for between $100.00 and $200.00, or less than [***] percent ([***]%) on Products purchased for more than $200.00, then Brightstar will issue Sagem a debit memo for the difference between the margin generated in those sales and the minimum margins set forth above.


         On the fifteenth (15th) day of each calendar month, Brightstar shall provide to Sagem a complete report of all debit memos and credit memos issued by Brightstar to Sagem for the immediately preceding calendar month pursuant to this Section 6.3. Sagem shall have a period of five (5) days to accept or contest the report. Within fifteen (15) days of the reconciliation between the parties as to the debit memos/credit memos, Brightstar shall remit to Sagem payment for any excess margins generated from the sales in the preceding calendar month (i.e., credit memos exceed debit memos) or if the margins generated from sales in the preceding month are less than those required pursuant to this Section 6.3 (i.e., debit memos exceed credit memos) then Sagem shall issue to Brightstar a credit note to be used by Brightstar to deduct from future invoiced amounts.


         For purposes of clarification, below are various examples depicting the calculation of the margins based on the transaction type:

1) Sale FOB Miami to Carrier debit memo to Sagem without Sales agent commission


                                                             Pricing          Comments
                                                             -------          --------

Brightstar Purchase Price FOB Paris                             [***]
Brightstar Purchase Price FOB Paris                             [***]
Freight and Insurance to Miami                                  [***]
Commission to Sales Agent                                       [***]
Total Cost Brightstar                                           [***]
Coop funds on Sales Price                        [***]%         [***]
Total Costs                                                     [***]

Sales Price to Carrier                                          [***]
Sales Price to Carrier                                          [***]
Guaranteed Minimum Margin Brightstar             [***]%         [***]
Base Price for Calculation                                      [***]
Base Price for Calculation                                      [***]

Credit or Debit to Sagem                                        [***]        Issue Debit Memo to Sagem





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

                 [***] Denotes Confidential Treatment Requested

2) Sale FOB Miami to Carrier credit memo to Sagem without sales agent commission


                                                             Pricing          Comments
                                                             -------          --------

  Brightstar Purchase Price FOB Paris                           [***]
  Freight and Insurance to Miami                                [***]
  Commission to Sales Agent                                     [***]
  Total Cost Brightstar                                         [***]
  Coop funds on Sales Price                       [***]%        [***]
  Total Costs                                                   [***]

  Sales Price to Carrier                                        [***]
  Guaranteed Minimum Margin Brightstar            [***]%        [***]
  Base Price for Calculation                                    [***]
  Credit or Debit to Sagem                                      [***]           Issue Credit Memo to Sagem


3) Sale FOB Miami to Carrier debit memo to Sagem with sales agent commission



                                                             Pricing          Comments
                                                             -------          --------

  Brightstar Purchase Price FOB Paris                          [***]
  Freight and Insurance to Miami                               [***]
  Commission to Sales Agent                                    [***]
  Total Cost Brightstar                                        [***]
  Coop funds on Sales Price                         [***]%     [***]
  Total Costs                                                  [***]
  Sales Price to Carrier                                       [***]
  Guaranteed Minimum Margin Brightstar              [***]%     [***]
  Base Price for Calculation                                   [***]
  Credit or Debit to Sagem                                     [***]

                                                                              Issue Debit Memo to Sagem


4) Sale FOB Miami to Carrier credit memo to Sagem with sales agent commission


                                                             Pricing          Comments
                                                             -------          --------

  Brightstar Purchase Price FOB Paris                          [***]
  Freight and Insurance to Miami                               [***]
  Commission to Sales Agent                                    [***]
  Total Cost Brightstar                                        [***]
  Coop funds on Sales Price                         [***]%     [***]
  Total Costs                                                  [***]

  Sales Price to Carrier                                       [***]
  Guaranteed Minimum Margin Brightstar              [***]%     [***]
  Base Price for Calculation                                   [***]
  Credit or Debit to Sagem                                     [***]          Issue Credit Memo to Sagem




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                     [***] Confidential Treatment Requested

5) Sale Landed In-Country to Carrier debit memo to Sagem without sales agent commission


                                                                 Pricing       Comments
                                                                 -------       --------

   Brightstar Purchase Price FOB Paris                             [***]
   Freight and Insurance to Miami                                  [***]
   Commission to Sales Agent                                       [***]
   Total Cost Brightstar Corp.                                     [***]
   Freight and Insurance to Sub.                                   [***]
   Duties and other costs excluding VAT             [***]%         [***]
   Coop funds on Sales Price                        [***]%         [***]

   Total Costs in Brightstar Sub                                   [***]
   Sales Price to Carrier                                          [***]

   Guaranteed Minimum Margin Brightstar             [***]%         [***]
   Base Price for Calculation                                      [***]
   Credit or Debit to Sagem                                        [***]         Issue Debit Memo to Sagem



6) Sale Landed In-Country to Carrier credit memo to Sagem without sales agent commission


                                                                Pricing       Comments
                                                                -------       --------

  Brightstar Purchase Price FOB Paris                             [***]
  Freight and Insurance to Miami                                  [***]
  Commission to Sales Agent                                       [***]
  Total Cost Brightstar Corp.                                     [***]
  Freight and Insurance to Sub.                                   [***]
  Duties and other costs excluding VAT            [***]%          [***]

  Coop fiends on Sales Price                      [***]%          [***]
  Total Costs in Brightstar Sub                                   [***]

  Sales Price to Carrier                                          [***]
  Guaranteed Minimum Margin Brightstar            [***]%          [***]
  Base Price for Calculation                                      [***]
  Credit or Debit to Sagem                                        [***]          Issue Credit Memo to Sagem


7) Sale Landed In-Country to Carrier debit memo to Sagem with sales agent commission


                                                                Pricing       Comments
                                                                -------       --------

Brightstar Purchase Price FOB Paris                               [***]
Freight and Insurance to Miami                                    [***]
Commission to Sales Agent                                         [***]
Total Cost Brightstar Corp.                                       [***]
Freight and Insurance to Sub.                                     [***]
Duties and other costs excluding VAT               [***]%         [***]

Coop funds on Sales Price                          [***]%         [***]
Total Costs in Brightstar Sub                                     [***]

Sales Price to Carrier                                            [***]
Guaranteed Minimum Margin Brightstar               [***]%         [***]
Base Price for Calculation                                        [***]
Credit or Debit to Sagem                                          [***]         Issue Debit Memo to Sagem



                     [***] Confidential Treatment Requested

8) Sale Landed In-Country to Carrier credit memo to Sagem with sales agent commission


                                                                Pricing       Comments
                                                                -------       --------
  Brightstar Purchase Price FOB Paris                             [***]
  Freight and Insurance to Miami                                  [***]
  Commission to Sales Agent                                       [***]
  Total Cost Brightstar Corp.                                     [***]
  Freight and Insurance to Sub.                                   [***]
  Duties and other costs excluding VAT             [***]%         [***]

  Coop funds on Sales Price                        [***]%         [***]
  Total Costs in Brightstar Sub                                   [***]

  Sales Price to Carrier                                          [***]
  Guaranteed Minimum Margin Brightstar             [***]%         [***]
  Base Price for Calculation                                      [***]
  Credit or Debit to Sagem                                        [***]          Issue Credit Memo to Sagem


         o Any transactions that require a debit memo from Brightstar to Sagem, shall require the prior written consent of Sagem.

         o Any transaction that requires a sales agent shall require the prior written consent of Sagem.

         o        The following terms shall have the following meanings:
                  "Freight and Insurance to Miami" shall equal the actual costs incurred by Brightstar in transporting the Products to Miami;
                  (ii) "Commission to Sales Agent" shall equal the costs associated with outside or independent sales agents used by Brightstar in connection with certain carriers or countries within the Territory (and with the prior written consent of Sagem); (iii) "Freight and Insurance to Subsidiary" shall equal the actual costs incurred by Brightstar or its subsidiaries in connection with transporting the Products "Landed In-Country", where required by carrier; (iv) "Coop Funds" shall equal the amount reserved by Brightstar for its marketing efforts to promote Sagem within the Territory. Brightstar's intent is to reserve 2% of the sales price as coop funds, provided, however, in some cases where the margins are less than Brightstar's customary margins, the reserve may be a lesser amount, as determined by Brightstar; and (v) "Duties and other Costs excluding VAT" shall mean duties required to import Products into respective country and customer brokerage and other fees for the importation/nationalization of Products.

Notwithstanding the foregoing, in the event of an exceptional circumstance in which Sagem will lose a potential sale as a result of the guaranteed margins provided in Section 6.3(i) above, Brightstar shall review its service fee for such transaction and use its commercially reasonable efforts to revise its standard margin.

Closed deals:

Notwithstanding the foregoing, in certain cases, the margins that Brightstar will have will exceed [***]%, resp. [***]% or [***]%. In such specific cases, Brightstar can request that there is no profit sharing. In

                     [***] Confidential Treatment Requested

order for this request to be fulfilled, Sagem will have to accept the request in writing. In such case, the examples N(degree) 1 to 8 shall not apply.

6.4.     MINIMUM PURCHASE REQUIREMENT.

Brightstar agrees to comply with the minimum purchase amounts set forth in
Exhibit 3 (hereinafter "Minimum Annual Purchase Amounts"). The Minimum Annual Purchase Amounts may be revised from time to time by mutual written agreement of the parties hereto. Any quantity that Sagem shall sell directly to any carrier within the Territory (other than France Telecom/Orange properties in the Caribbean) shall be deducted from the Minimum Annual Purchase Amount. Any quantity that Brightstar shall sell directly to a France Telecom/Orange properties within the Territory shall be added to the Minimum Annual Purchase Amount.

6.5. FORECAST. Brightstar shall provide Sagem, on a monthly basis, a continuous usage forecast for the following three (3) months (the "Forecast") to assist Sagem in maintaining an orderly production flow for the purpose of Birghtstar's delivery requirements. Brightstar shall indicate the Product model number and project purchase volume by units for each month of the Forecast.

6.6. PURCHASE ORDERS. Brightstar shall submit a firm purchase order no less than twenty (20) working days prior to the requested shipment date, unless otherwise agreed to by Sagem. Sagem agrees that Brightstar may adjust model quantities on any purchase order twenty (20) working days prior to shipment. No purchase order is binding on Sagem until accepted. A purchase order shall be deemed accepted by Sagem when Product is shipped or Sagem's failure to reject, in writing, a purchase order within five (5) days after receipt thereof, whichever occurs first. Sagem reserves the right in its sole discretion to accept or reject any order for Products received from Brightstar, provided, however, that any rejected orders which was in the monthly forecast will be reduced from the Minimum Purchase Requirements set forth in this Agreement.

6.7. SAMPLES: MARKETING MATERIALS. Sagem agrees to provide at no cost to Brightstar thirty (30) working samples of any new Product. In addition, Sagem shall provide Brightstar, at no cost, a reasonable quantity of manuals, boxes, and promotional and marketing material, in both English and Spanish languages, as well as 120 and 220 volt chargers or autovolt.

6.8. MINIMUM QUANTITIES FOR SOFTWARE DEVELOPMENT.. When needed, Sagem will customize mobile phone software for a given customer provided this customization is made for a MINIMUM ordered quantity of respectively
         7.5 K units for my X1 or myX3, 5K units for myX2, 2.5 K units for myX5/C5, 2 K units for myX6/C6 and 1K units for myX8. Upon reception, of the specifications of the requested customization, Sagem will make its reasonable efforts to provide such customization within three weeks. The customization for any quantity below the above mentioned threshold will need to be discussed between Brightstar and Sagem to mutually agree upon the conditions of performance of such customizations.



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
                     [***] Confidential Treatment Requested

6.9. MINIMUM QUANTITIES FOR LOCAL REPAIR CENTER SET UP. Provided the cumulative quantity of Sagem mobile phones sold by Brightstar in a given country is higher than 10 K, Sagem will set up a domestic repair center in this given country.

7.       PAYMENT AND DELIVERY

7.1. PAYMENT. Unless otherwise approved in writing by Sagem, Brightstar must pay for Products, net of any discount, at Sagem's bank account listed below, in U.S. currency by wire transfer within forty-five (45) days following the date of the invoice. The following is Sagem's account information:

                           NATEXIS BANQUES POPULAIRES
                             Account Number : [***]

7.2. DELIVERY TERMS. All deliveries are FCA Brightstar forwarder at Charles de Gaulle International Airport, unless otherwise specified in the subject purchase order. Title to the Products sold shall pass to Brightstar upon delivery to Brightstar. Risk to the Products shall pass to Brightstar in accordance with ICC Incoterms 2000.

8.       WARRANTY

8.1 Sagem shall have the sole responsibility for providing, at its cost, warranty services on the Products and shall be responsible for sub-contracting authorized service centers in each country within the Territory for the provision of such warranty services. Brightstar shall assist Sagem in identifying possible authorized service centers.

8.2. As soon as Brightstar Miami receives an order, from one of its Subsidiaries or from a Carrier, it shall immediately inform Sagem Customer Service department of that order.

         Brightstar shall send to Sagem the following information every time products are delivered to a Customer:

         IMEI number, Reception date at Brightstar, Expeditor (Sagem FGR...), initial Handset reference, Updated reference (when customized), Original software, Updated software, soft updated date, Packaging reference (from Unit packaging), Customer name, Country of delivery, Delivery date by Brightstar, (refer to specification of customized process describing the data required).

         Sagem will bear the costs of the warranty of a product if Sagem has received the corresponding information for that product and the product is to be repaired in the same country as indicated in the Brightstar information.

8.3. Sagem warrants that each Product (consumables, software and accessories excluded) sold by it to Brightstar under the terms and conditions herein will be free from defects in material and workmanship under normal conditions of use for a period of twelve (12) months from the date of sale to the end :user, and not to exceed fifteen (15) months, from Brightstar date of delivery to the Customer or such other applicable period negotiated between Sagem and the carrier. In the event any carrier charges Brightstar for any defective Products, as a result

                     [***] Confidential Treatment Requested

         of Sagem's failure to comply with its warranty obligations, Sagem shall reimburse Brightstar for any such chargebacks. Brightstar shall use its best efforts to limit such chargebacks.

         SAGEM warrants under the same conditions as the equipment that new accessories will be free from defects in workmanship during a period of three (3) months from the date of sale of the accessory to the end user, but not exceeding six (6) months from the date of delivery of the accessory by BRIGHTSTAR to the Customer.

         Conditions of warranty shall be as described in Exhibit 5 (Warranty Conditions).

         The Warranty card will be included in the product only if a Carrier requires to have that Warranty card and Sagem agrees with that. Prior to including a specific warranty card in the box of a mobile phone for a given customer, Brightstar shall request the approval in writing on the content of such warranty card from Sagem. Sagem shall answer within a period of one (1) month maximum from the writing request.

8.4. As to replacement parts supplied for a Product or repairs performed on. a Product during the original warranty period for such Product, the warranty period on the replacement part or the repaired part shall expire ninety (90) days after shipment or upon the expiration of the warranty period applicable to the original Product, whichever is later.

8.5. Except as set forth in this Agreement, Sagem assumes no other warranties, whether explicit or implicit. Specifically, Sagem does not warrant that the Products are merchandable or meet the specific needs of Brightstar and/or its customers or that their operation will be uninterrupted or error free.

8.6. SAGEM MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. EXCEPT AS OTHERWISE PROVIDED IN THE LIMITED WARRANTIES, SAGEM SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.7. Brightstar's Responsibility. As Brightstar's sole obligation hereunder relating to the warranty of Products, it agrees to transfer Sagem's limited warranty set forth above to its customers and end-users. Brightstar shall have no liability or responsibility for providing any additional warranties or for performing any warranty service. Notwithstanding the foregoing, Brightstar may, at its election, provide warranty support services for an additional fee to be mutually agreed upon, in writing, between the parties. Brightstar shall not grant any other warranty conditions to carriers except for those provided by Sagem, without Sagem's prior written consent. Brightstar shall inform its Customers of the services provided by Sagem as described in Exhibit 5.

8.8. INDEMNIFICATION. Subject to the provisions of Section 12, Sagem shall indemnify and hold Brightstar harmless against any claim by any third party and ensuing damages and expenses which would result for Brightstar from the non-observance by Sagem of its warranty obligations contained in this Section 8. Subject to the provisions of Section 12, Brightstar shall indemnify and hold Sagem harmless against any claim by any third



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         party and ensuing damages and expenses which would result for Sagem from the nonobservance by Brightstar of its obligations of performance and quality in customizing Sagem mobile phones for a given customer.

9.       PATENT AND COPYRIGHT INDEMNIFICATION


         Sagem agrees to defend, at its expense, any suits against Brightstar and third parties purchasing Sagem products from Brightstar based upon a claim that any Products furnished hereunder infringes a patent or copyright within the Territory. Subject to the conditions and limitations of liability stated in this Agreement, Sagem shall pay costs and damages finally awarded in any such suit, provided that Sagem is notified promptly in writing of the suit and at Sagem's request and at Sagem's expense is given control of said suit and all requested assistance for defense of same. If the use or sale of any Product(s) furnished hereunder is enjoined as a result of such suit, Sagem at its option and at no expense to Brightstar, shall obtain for Brightstar the right to use or sell said product(s) or shall substitute an equivalent product reasonably acceptable to Brightstar and extend this indemnity thereto or shall accept the return of the Products) and reimburse Brightstar the purchase price therefore. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the alteration of any products furnished by Sagem or by the combination of any Products(s) furnished by Sagem and other elements.

10.      DISCLAIMER OF INTELLECTUAL PROPERTY LICENSE


         Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents, copyrights, trademarks or trade secrets of Sagem. In order that Sagem may protect its trademarks, trade names, corporate slogans, corporate logo, goodwill and product designations, except as provided in this Agreement, Brightstar, without the express written consent of Sagem, shall have no right to use any such marks, names, slogans or designations of Sagem in the sales or advertising of any Products or on any Product container, component part, business forms, sales, advertising or promotional materials or other business supplies or material, whether in writing, orally or otherwise.


         Brightstar shall use Sagem's trademarks only to identify and sell the Products. Brightstar shall not register, in its own name, any trademarks or other distinctive sign of Sagem or which may be confused with those of Sagem, in the Territory or, elsewhere.


         Brightstar shall refrain from integrating a Sagem's trademarks in its name and its letterheads or business paper.


         Brightstar shall sell the Products under Sagem's trademark and tradename. Brightstar shall not alter or cancel or otherwise any Sagem's trademark or tradename appearing on any Product or documentation, and shall not apply additional markings on the Products or on the documentation, except for any co-branding of the Products requested by the carriers.

11.      COMPLIANCE WITH LAWS

11.1. Brightstar shall at all times conduct its efforts hereunder in accordance with all applicable laws and regulations. Brightstar shall effect or secure and maintain at its own cost all



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         necessary governmental permits, licenses, approvals and registrations required in connection with the execution or performance of this Agreement and the importation and resale of the Products in the Territory.

11.2. It is Brightstar's sole liability to check, before the resale, lease or other disposal of any Product purchased from Sagem, what are the safety standards or other requirements applicable, such as approvals, norms in force and required on the relevant country where Brightstar intends to resell, lease, or otherwise to dispose of the Products. In case Brightstar has any doubt that said Product or part thereof does not comply with the legal obligations, he shall ask Sagem for the existence of any equivalence, and if necessary, communicate to Sagem the standard of the relevant country for examination. Brightstar shall indemnify and hold Sagem harmless against any claim by any third party and ensuing damages and expenses which would result for Sagem from the non-observance of this stipulation.


12.      LIMITATION OF LIABILITY

12.1. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO OR CLAIM OF ANY PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHER DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) AGAINST THE OTHER PARTY HERETO, ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, AGENTS, REPRESENTATIVES, INDEPENDENT CONTRACTORS, SERVANTS AND EMPLOYEES, IN THEIR CORPORATE AND INDIVIDUAL CAPACITIES, ARISING OUT OF ANY CAUSE WHATSOEVER AND AGREES THAT IN THE EVENT OF A DISPUTE, SUCH OTHER PARTY SHALL BE LIMITED TO THE RECOVERY OF ANY ACTUAL DAMAGES SUSTAINED BY IT, BUT IN NO EVENT GREATER THAN THE AMOUNT PAID OR PAYABLE FOR THE SUBJECT PURCHASE ORDER..

12.2. EXCEPT FOR CLAIMS FOR PRODUCT LIABILITY AND CLAIMS FOR INFRINGEMENT OF INTELLECTUAL PROPERTY AND SUBJECT TO EACH PARTY'S INDEMNIFICATION OBLIGATIONS CONTAINED HEREIN, EACH PARTY AGREES THAT IN THE EVENT OF A DISPUTE, THE GLOBAL AND DEFINITIVE LIABILITY OF THE OTHER PARTY SHALL BE LIMITED TO THE RECOVERY OF ANY ACTUAL DAMAGES SUSTAINED BY IT, BUT IN NO EVENT GREATER THAN THE AMOUNT PAID OR PAYABLE FOR THE SUBJECT PURCHASE ORDER.

12.3. In case of loss or damage to data, Sagem shall not be liable and shall not reinstall any such data in the Products.

12.4. Neither party hereto shall be under any liability or obligation to compensate the other in case of force majeure as defined in article 13.

12.5. Brightstar shall indemnify and hold harmless Sagem at all times from and against all claims, costs, charges and expenses, including, without limitation, legal expenses,



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         damages and liability (collectively, "Loss") incurred or suffered by
         Sagem in respect of or out of the resale, use, state, condition or ownership of the Products arising other than as a result of defects in material or workmanship of the Products.

12.6. Sagem shall indemnify and hold harmless Brightstar at all times from and against all Loss incurred or suffered by Brightstar in respect of or arising out of Sagem's gross negligence, willful misconduct or claims for product liability or otherwise arising as a result of defects in material or workmanship of the Products.

12.7. It is expressly agreed between both Parties that Brightstar shall refrain to sell or distribute or introduce Products in United States of America territory. In case of a breach of this commitment by Brightstar, Brightstar shall indemnify and hold harmless Sagem against any damages or consequences of such introduction of Products in the said territory.

12.8. In all cases, each party's sole liability shall be limited to those specifically provided for in this Agreement

13.      FORCE MAJEURE

         Neither party shall be held liable for any delay or failure to perform due to any cause beyond its reasonable control. The delivery schedule shall be considered extended by a period of time equal to the time lost because of any excusable delay.

14.      WAIVER

           The failure of either party to insist in any one or more instances, upon the performance of any of the terms or conditions herein or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such terms or conditions or the future exercise of such right but the obligation of the other party with respect to such future performance shall continue in full force and effect.

15.      TERMINATION

         15.1 TERMINATION. Either party hereto shall have the right to terminate this Agreement, upon: (i) a party's material breach of this Agreement, and the breaching party's failure to cure said breach within ninety (90) days' after its receipt of written notice detailing the breach with specificity; or (ii) a petition for bankruptcy being filed, voluntarily or involuntarily, against a party hereto, and failure to have same withdrawn within thirty (30) days thereof. In addition to the above, Sagem shall have the right to (i) terminate this Agreement with a thirty (30) days prior written notice to Brightstar, which election to terminate must be exercised within thirty (30) days after a rolling quarter, if the Minimum Quarterly Purchase Amount (as set forth for the first year of this Agreement on Exhibit 3 and as thereafter agreed upon between the parties hereto in writing) has not been reached and same is not the result of
(A) Sagem's Products not being competitively prices with similar models of Motorola or Nokia; (B) Sagem postpones the launch of any of its Products; (C) Sagem's delay in its delivery of Products; or (D) force majeure and if, at the end of the next quarter, the total quantifies over this rolling quarter and the following quarter is lower than the sum of the Minimum Quarterly Purchase Amount corresponding to these two consecutive quarters; or (ii) terminate this Agreement with a thirty (30) days written



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notice to Brightstar if the employee provided under' article 5.2 hereabove should leave Brightstar without being replaced by a person approved by Sagem, which approval shall not be unreasonably withheld.


         15.2 SURVIVAL. The terms, provisions, representations and warranties contained in this Agreement that be their sense and context are intended to survive the performance thereof by either or both parties shall so survive the completion of performances and termination or expiration of this Agreement.


         15.3 EFFECT OF TERMINATION. Upon termination of this Agreement Brightstar shall return to Sagem all Product catalogues, sales literature, samples, demonstration equipment or other promotional materials. Also, upon termination, Brightstar shall have the right to sell within the Territory any Product remaining in its inventory; provided, however, that Sagem shall have the option, but not the obligation, to repurchase all or any part of the remaining inventory of the Products remaining in Brightstar's possession at the price paid to Sagem for such inventory, plus all additional costs incurred by Brightstar in connection therewith, including, without limitation, freight, insurance, duties. Said option shall be exercisable upon written notice to Brightstar within thirty
(30) days following notice of termination of this Agreement. Upon exercise of said option to repurchase, Sagem and Brightstar shall at Sagem's option take an inventory of all Products remaining in Brightstar's possession. Sagem shall pay Brightstar for the inventory of repurchased Products upon delivery thereof. Neither expiration of the term of this Agreement nor its termination or non-renewal shall entail a right to damages or indemnity for the benefit of any party. In particular, Brightstar shall not be entitled to any indemnity whatsoever whether for goodwill loss of prospective profits or anticipated orders or on account of any expenditures, investments, or for any other reason whatsoever, by reason of the investments made, said investments being made by. Brightstar on its sole initiative. Notwithstanding the foregoing, in the event Sagem terminates this Agreement, without cause, Sagem shall pay to Brightstar, on the first day of each month during the six (6) month period following -the termination of the Agreement, an amount equal to [***] percent ([***]%) of the gross revenues from the sale of Products in the Territory to Class A Carriers for the immediately preceding calendar month and an amount equal to [***] percent ([***] %) of the gross revenues from the sale of Products in the Territory to Class B Carriers for the immediately preceding calendar month.

         Reciprocally, in the event Brightstar terminates this Agreement, without cause, Brightstar shall pay to Sagem an amount equal to [***] percent ([***]%). of the gross revenues from the sale of Products in the Territory performed by Brightstar to Class A Carriers over the preceding six calendar month and an amount equal to [***] percent ([***] %) of the gross revenues from the. sale of Products in the Territory performed by Brightstar month to Class B Carriers over the preceding six calendar months(or over the highest number of months which sales are known if less than six months have elapsed). Such amount shall be paid to Sagem over six months following the termination of the Agreement, on the first day of each month.

16.      DISPUTE RESOLUTION


         Federal Swiss Law, to the exclusion of the provisions of the Vienna Convention on the International Sales of goods, shall apply to this Agreement and to the orders governed by it.


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         In the event of a dispute relating to the interpretation or application of this Agreement, the Parties shall first endeavor an amicable settlement. If the Parties fail to reach such settlement within two (2) months, the dispute shall be finally settled in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules unless the Parties agree on the name of a sole arbitrator. The arbitration shall take place in Miami, Florida, in the English language.

17.      CONFIDENTIALITY


         Each party hereto (the "Receiving Party") shall treat as confidential all business or technical information of the other party hereto or its affiliated or related parties (the "Disclosing, Party") which it obtains in connection with this Agreement. Such information is collectively referred to as "Confidential Information". The foregoing obligation of confidentiality shall commence on the date hereof and continue for a period of five (5) years following the expiration or earlier termination, for any reason, of this Agreement. The Receiving Party shall protect the confidentiality of Confidential Information disclosed to it, using the same degree of care as it uses to protect its own confidential proprietary information of like kind (but in no event less than a reasonable standard of care). The Receiving Party shall not use any Confidential Information, except as necessary for performance of its responsibilities hereunder. The Receiving Party shall limit disclosure of Confidential Information to only those of its employees, agents and representatives with a need to know for the purposes authorized herein. The Receiving Party shall not disclose any Confidential Information to any third party without the Disclosing Party's prior written consent. Excluded from the obligations of confidentiality in this Section is information known or that becomes known to the general public without breach by the Receiving Party of this Agreement. Upon termination of this Agreement, the Receiving Party shall return to the Disclosing Party all copies of Confidential Information in its possession or certify to the Disclosing Party in writing that all such copies have been destroyed.

18.      NOTICES


         All notices required under this Agreement (other than purchase orders, invoices and forecasts) will be sent and deemed delivered (i) upon personal delivery; or (ii) three (3) days after mailing by an internationally recognized express courier (i.e., Federal Express; DHL) to the appropriate party at its address stated below (or to a new address if the other has been properly notified in writing of the change):


                  If to Sagem:           Sagem, S.A.
                                         27, rue Leblanc
                                         Paris (15 eme) France
                                         Attn:  The Managing Director,
                                         Mobile Phones Division


                  If to Brightstar:      Brightstar Corp.
                                         2010 N.W. 84 Avenue
                                         Miami, Florida 33122
                                         Attn: R. Marcelo Claure, President




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                  With a copy to:        Kirkpatrick & Lockhart LLP
                                         Miami Center, Suite 2000
                                         201 S. Biscayne Blvd.
                                         Miami, Florida 33131
                                         Attn: Clayton E. Parker, Esq.

19.      GENERAL

19.1. MODIFICATIONS. No alterations or modifications of this Agreement shall be binding upon either party hereto unless made in writing and signed by an authorized representative of each party.

19.2. SURVIVAL., If any term or condition of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition shall be inoperative and void insofar as it is in conflict with law, but the remaining rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable.

19.3. ASSIGNMENT. No assignment of this Agreement or of any right granted herewith shall be made by either party hereto, without the prior written consent of the other party hereto.

19.4. ENTIRE AGREEMENT. This Agreement and its attachments set forth the entire understanding between the parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written, with. respect to the subject matter hereof. No other agreements, representations, warranties or other matters, whether oral or written, shall be deemed to bind the parties hereto with respect to the subject matter hereof.

19.5. ENFORCEMENT COSTS. If any legal action or other proceedings is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and all expenses (including, without limitation, all such fees, costs and expenses incident to appellate, bankruptcy, post-judgment and alternative dispute resolution proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

19.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation by a facsimile signature shall be binding upon that party so confirming.


         IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives on the dates under their signatures below.



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"SAGEM"                                        "BRIGHTSTAR"


SAGEM, S.A.                                    BRIGHTSTAR CORP.



By: /s/ Thierry Buffenoir                      By: /s/ R. Marcelo Claure
    ---------------------------                    -----------------------------
    Name:  Thierry Buffenoir                       Name:  R. Marcelo Claure
    Title: Senior VP, Managing Director            Title: President and CEO
           Mobile Phones Division


Date: 5th July 2003                            Date:  28 July 2003





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                                    EXHIBIT 1

                        TERRITORY. CARRIERS AND PRODUCTS

TERRITORY: Mexico, Central America, South America (except Brazil) and the Caribbean,

CARRIERS: Carriers do not include France Telecom/Orange properties, which are handled in accordance with article 2.1.5.

CLASS A CARRIERS: all carriers in the Territory with the exception of the B Carriers and France Telecom/Orange properties

CLASS B CARRIERS: Enter PCS Chile, Movir de Enter Bolivia, TIM Peru, Digicel El Salvador and VOX- Paraguay.

PRODUCTS: mobiles phones: myX1, myX2, myX3, myX5/C5, myX6/C6, myX8, MW 3020/3026, MW 3088





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                                    EXHIBIT 2


Prices:
MW 3020/2/6 = [***] euros
MY 3088 =[***] US$ OR [***] euros
myX-3 = [***] US$ OR [***] euros (for a quantity of 75 K to be delivered before June 30th)* myX-5 = [***] US$ OR [***]
euros myC-5 = [***] US$ OR [***] euros
myC-5w = [***] US$ OR [***] euros
myX-6 = [***] US$ OR [***] euros
myC-6 = [***] US$ OR [***] euros
myX-1 = below [***] euros
myX-2 = below [***] euros
myX-8 = [***] US$ OR [***] euros




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                                    EXHIBIT 3

MINIMUM ANNUAL PURCHASE AMOUNTS

Year One        --      [***] mobile phones
Year Two        --      [***] mobile phones
Year One starts at the effective Date.

MINIMUM ANNUAL PURCHASE AMOUNTS

Q1:                [***] mobile phones
Q2:                [***] mobile phones
Q3:                [***] mobile phones
Q4:                [***] mobile phones

(with Q1= Effective Date + 3 months; Q2 = end of Q1 + 3 months; Q3 = end of Q2 + 3 months; Q4 = end of Q3 + 3 months)



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                                    EXHIBIT 4

LIST OF BRIGHTSTAR SUBSIDIARIES

Brightstar Argentina, Brightstar Bolivia, Brightstar Chile, Brightstar Dominicana, Brightstar Ecuador, Brightstar El Salvador, Brightstar Guatemala, Brightstar Mexico, Brightstar Paraguay, Brightstar Peru, Brightstar Puerto Rico and Brightstar Venezuela.




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                                    EXHIBIT 5
                      CHAPTER I GENERAL WARRANTY CONDITIONS


 Where:

         - Customer means Brightstar direct customer (Carrier or distributor)

         - ARC means Sagem Authorized Repair Center or authorized collecting center

         -        DOA means Dead On Arrival

         -        DDP means Duty Delivery Paid

ARTICLE 1

         a) Unless otherwise stated in writing by Sagem,

         o Sagem warrants that any new equipment (consumables, software and accessories excluded) will be free from defects in workmanship (labor and parts included but freight excluded) during a period of twelve (12) months from the date of sale of the equipment to the end user, upon proof of the date of purchase by the said end user, but not exceeding fifteen (15) months from the date of delivery of the equipment from Brightstar to the Customer.

         o Sagem warrants under the same conditions as the equipment that new accessories will be free from defects in workmanship during a period of three (3) months from the date of sale of the accessory to the end user, but not exceeding six (6) months from the date of delivery of the accessory by Brightstar to the Customer.

         b) As to repaired or exchanged equipment during the original warranty period here above mentioned, the warranty period on the exchanged or repaired equipment shall expire three (3) months after the date of shipment to end user of such equipment or upon the expiration of the warranty period applicable to the original equipment set forth in ss. a), whichever is later.

         c) The statutory rights of private consumers shall remain in force and are not affected by this warranty.

ARTICLE 2

Any defective equipment under warranty shall be replaced or repaired, free of charge at Sagem's discretion (to the exclusion of compensation for any other damage ), being understood that the end user shall have to pay the travel cost of the equipment (transport and insurance) to ARC.

Subject to legal mandatory provisions, the express warranties set forth in this article 1 are in lieu of all other warranties express or implied. Especially, Sagem makes no representations or warranty as to quality or fitness of the equipment or service for any particular purpose. In no event shall Sagem be liable for indirect, special or consequential damage (including but not limited to loss of orders, loss of




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profits, loss of data and any other financial or commercial damage) whether based on warranty contract or tort.

ARTICLE 3

The guarantee applies under normal conditions of use.

Prior to any work, the Customer shall, at his/her own costs, undertake every step in preparation for such work and save all personalized data held in the equipment. In case of loss or damage to data, Sagem shall not be liable and shall not reinstall any such data in the equipment.

Sagem has the choice to repair the equipment with new or used spare parts, replace the equipment by a new piece, or in good working order. The defective elements shall become the property of Sagem.

The time when the equipment is repaired or unavailable during the guarantee period shall not give rise to an extension of the guarantee period as set forth in article 1 here above, subject to legal mandatory provisions.

ARTICLE 4
Sagem shall have no liability under the guarantee in respect of:

     4.1. defects breakdown or malfunction due to:

         o failure to properly follow the installation process and instructions for use; or

         o an external cause to the equipment (including but not limited to, shock, lightening, fire, vandalism, malevolent action, contacts with various liquids or vermin or water damage of any nature, inappropriate electric voltage); or

         o modifications to the equipment made without the written approval of Sagem; or

         o a lack of every day maintenance (as described in the documentation supplied with the equipment) or to a lack of supervision or care; or

         o bad storage conditions or poor environmental conditions, particularly those related to temperature and hygrometry, effects of variations of electric voltage, parasites from the electric network or from the earth; or

         o repair, work (opening or attempt to open the equipment) or maintenance of the equipment by persons not authorized by Sagem;

     4.2. damage due to insufficient or bad packaging of equipment when returned to Sagem

     4.3 wear and tear from normal daily use of the equipment and its accessories

     4.4. communication problems related to an unsuitable environment, including in particular:



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         o        problems related to access and/or connection to the Internet such as interruptions by access networks or malfunction of the line used by the subscriber or his correspondent,

         o transmission faults (for example poor geographical coverage by radio transmitters, interference or poor line quality),

         o the local network fault (wiring, servers, workstations) or the failure of the transmission network (such as but not limited to interference's, fault or poor quality of the network)

         o modification of the parameters of the cellular network carried out after the sale of the equipment

     4.5. supply of new versions of software

     4.6. work in connection with normal use: delivery, installation or exchange of consumable supplies,

     4.7. work on any equipment modified or added without the consent of Sagem

     4.8. malfunction due to the use of products, consumables or accessories which are non compatible with the equipment

     4.9. opening or locking of an operator's SIM key and work due to the non functioning of the equipment caused by the opening or locking of an operator's SIM key carried out without the original operator's approval

     4.10 Defects from materials supplied or chosen by the Customer or from a design imposed by the Customer.

Article 5

In the cases of warranty exclusion as well as after the expiry of the warranty period, a quotation shall be sent to the Customer to be agreed before any work. The repair and return transport costs, mentioned in the agreed quotation, will be invoiced to the Customer.

ARTICLE 6

Sagem will repair or replace defective products of a given model up to 36 months after the production of this model has been discontinued.



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ARTICLE 7


1        DELIVERY OF THE SWAP STOCK

         - Sagem will deliver to Brightstar free of charge a stock of products (handsets or boards) dedicated exclusively to the replacement of the defective products not repairable. The of swap delivered will be:

            - Sagem 2% of the customized products for the countries where there is no ARC.

            -  2% of the generic products delivered by Sagem to Brightstar that % can be modified by SAGEM, at its own option, in a case by case basis depending on the conditions and needs (quantity of products ordered, % of defective products,...).

         - This stock shall remain Sagem's entire and exclusive property. The ownership of the swap units shall be under no circumstances transferred except with the prior written agreement of Sagem. On delivery of the swap and for so long as consignee shall remain in possession of the swap, the consignee will be liable for damage to or loss of the swap, howsoever caused (theft, fire, water damage... and even if it is a case of force majeure).

I.       COUNTRIES WITH ARC

         1. Product goes directly to the carrier or to Brightstar subsidiary with the customer approved software

                  - Seed/swap stock will go directly from Sagem to the ARC

                  - Brightstar will not get involved in any process (logistics, customs clearing, collecting, diagnostic, reverse logistics).

         2. Product is bought from the generic stock that Brightstar Corp keeps in Miami.

                  - The seed/swap stock will be programmed by Brightstar before sending it to the local ARC directly from Miami or through its local subsidiary. Brightstar will invoice Sagem for the cost of bringing the seed/swap stock from Miami or to the local ARC.

         Note : if the percentage of seed/swap to be sent to the local ARC exceeds the percentage that Brightstar Miami received from Sagem, the difference will be taken from Brightstar's commercial inventory and invoiced to Sagem.

II.      COUNTRIES WITH NO ARC

         - Seed/swap stock will be shipped with regular product to Brightstar Miami or to its subsidiaries.

         - Brightstar will invoice Sagem for freight, duties (IVA not to be included :TB Discussed) and all costs associated with taking the product from Miami and delivering it to the local carrier.




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         -        Brightstar Miami or its subsidiaries will collect, at least once a month, all defective* units from the carrier and will return them to Sagem ( France unless otherwise indicated) for repair or exchange.

         - All costs involved in the collection and return processes of the defective* units as well as the cost involved in sending back to the carrier the repaired or exchange units will be invoiced to Sagem.

o Defective units means all units returned by the carrier. Brightstar has no technical capability/authority to determine what is a valid defective/DOA/guaranteed units. Therefore it will not be held responsible if the carrier returns such units to Sagem.

o Note : if the % of seed/swap to be sent to the local ARC exceeds the % that Brightstar Miami received from Sagem, the difference will be taken from Brightstar's commercial inventory and invoiced to Sagem

         2 SWAP STOCK RECOVERY:

         Upon request of Sagem made at any time, all swap units, or any portion thereof, shall be returned to Sagem within 2 weeks at Sagem cost. The swap units should be returned in the same position as it was received (in a perfect functionality and cosmetics as new with the accessories when they have been delivered with the handset). In case of difficulties to recover the swap due to local legal conditions, Sagem and Brightstar will define the best solution to recover it.


                      CHAPTER II SERVICES PROVIDED BY SAGEM

ARTICLE 1 DEAD ON ARRIVAL (DOA)

If a piece of equipment (or an accessory) breaks down within a period of seven
(7) days after sale to the first end-customer, the following provisions shall apply:

1.1  DEFINITION OF DOA


This is a basic failure to new equipment, not subsequent to an accidental cause, to faulty use or related to the environment, coming about when the end-customer puts the equipment into service (or if the failure is discovered when the product is unpacked prior to sale to the customer). It is essential for this failure to be recorded within a maximum of 7 calendar days following the purchase date of the equipment by the end customer.

A DOA Product is a Product which meets all the following conditions

     o The malfunctions presented by the Product must always be a consequence of an internal. defect of the Product, provided that the said Product is used by the end user for its intended purpose,

     o   The Product must be in good condition (as new),




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     o   The package must be complete (Product plus accessories and manual in the original box)

     o The malfunction must occur within the seven (7) calendar days from the date of purchase by the end user

         - the end user must justify the purchase (invoice and guarantee card with stamp of the- dealer, with the following mandatory requirements : date of purchase and date of return to dealer),

         - in case of symptom detected before the sale, a stamp of the dealer on the invoice or on the guarantee card,

     o The Product must have been delivered to Customer by Brightstar less than 6 months before the date of purchase by the end user

     o   The total Product talk time must be less than 15 minutes


         It is expressly agreed that a Product is never a DOA Product in those cases set out in Chapter 1 Article 4 above.

1.2      OPERATIONS TO BE PERFORMED BY THE CUSTOMER IN EVENT OF DOA


         1. When it exists Customer DOA team previously shall verify that all the Products taken back by the end customer or the dealer and considered as DOA Products, meet all the conditions set forth in article 1.1 hereabove and that all personalized data held in the Product are saved by the end user.

         2. Customer shall establish a report in order to identify the Product's malfunction and shall attach it to the Product with the proof of purchase with the date of return to the shop,

         3. Customer shall inform the relevant ARC when it exists or Brightstar about the DOA Products (the total quantity per model and IMEI number of each Product) checked and ready to be sent.

         4. Customer, once a month as a minimum, shall send the DOA Products with the relevant fault report and proofs of purchase to the appropriate ARC.

         5. ARC shall control that the DOA products meet all the conditions set forth in article hereabove. Product not accepted as DOA by the ARC shall be returned in the same state to the Customer, except otherwise agreed by Sagem with Customer.

         6. ARC shall inform Customer, Brightstar and Sagem about the DOA accepted and rejected within 4 days from the date of reception of the DOA.




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         7.       Accordingly to that information, Sagem shall credit, except other Sagem agreement with Customer, the accepted DOA to Brightstar at the Sagem sold price plus freight, duties and all other related cost supported and justified by BRIGHTSTAR.

         8. Brightstar shall credit the accepted DOA to its Customer or replace it.

         9. Confirmed DOA will remain in the ARC and become part of the swap stock of the ARC.

         10. Product which do not meet the DOA requirements will be returned to the Customer as it was previously received.

ARTICLE 2 REPAIRS

Except in cases where a failure occurs within a period of 7 days after sale of the equipment to the end-customer, the rules set out below shall apply.

         2.1 OPERATIONS TO BE PERFORMED BY THE CUSTOMER

         The Customer or end-customer will send the product to ARC together with a description of the defect recorded and, if the equipment is under guarantee, with the proof of purchase (Proof of purchase)).

         2.2 SERVICES PROVIDED BY ARC

                  1. If ARC confirms a failure under the terms of the guarantee, ARC will repair or replace the defective equipment under the guarantee, (to the exclusion for any compensation of any other damage) and return it to the Customer or end user.

                  2. If ARC reports that failure is not covered by the guarantee (see Chapter 1 Article 4 specifying the cases excluded from the terms of the guarantee) or that the guarantee period has expired, ARC will inform the end user or Customer of the estimated cost of the repair.

                           - Only if the estimate is accepted, then ARC will repair the defective equipment (to the exclusion for any compensation of any other damage ) and return it to the Customer or end user. The costs of repair and shipping (to and from the ARC) will be invoiced to the Customer or end user.

                           - If the estimated cost of repair is not accepted or the Customer or end user fail to reply within 30 days the product will be returned as is to the expeditor.

                           - Subject to legal mandatory provisions, ARC might invoice the shipping and diagnostic costs to the expeditor according to the ARC tariffs in force at the intervention date.




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ARTICLE 3 DELAYS FOR REPAIRS AND EXCHANGE

Sagem undertakes to respect average processing delays of five (5) working days (excluding Saturdays, Sundays and Bank holidays) on receipt of any defective product, shipments excluded.

If, after a period of ten (10) working days the Customer or end user has not received back the product he sends to the ARC, he should contact ARC in writing (fax or email), and the shipping company to check if any problem may be caused by this shipping company.

If ARC does not reply to this return inquiry within a period of five (5) working days, the Customer or end user will be entitled to request from ARC a replacement product by a refurbished, product of the same model.

The time taken for repair - when the equipment is out of use during the period of guarantee - may not lead to extension of the guarantee as set out in Chapter I above, except in the case of specific legal provision to the contrary.

ARTICLE 4 TRANSPORT

Shipping Costs from the Customer or end user r to ARC will be the responsibility of the expeditor.

Shipping Costs from ARC to the expeditor will be the responsibility of Sagem.

Goods are transported at the sender's own risk, who is responsible for all damage arising as a result of insufficient packaging.




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Example of WARRANTY CARD FOR SAGEM MOBILE PHONES SERIE

Dear Customer:

You have just purchased a and we thank you for your custom. This equipment was manufactured with the greatest care and we hope that it gives you complete satisfaction.

To avoid any possible inconvenience relating to the use of your equipment, may we suggest that you read the user manual carefully.

If, despite our efforts, you experience difficulties with this equipment, the following shall apply:

Sagem SA warrants that any new equipment will be, subject to the terms and conditions below, free from any defect in workmanship (labor and replacement parts included) *during a period of twelve (12) months from the date of purchase of the equipment. (As to new accessories : three (3) months from the date of purchase). Proof of purchase will be required; so, please keep the receipt in a safe place.

Sagem SA warrants (labor and replacement parts included) * any repaired equipment during the original ,warranty period hereabove mentioned, for a period expiring three (3) months after the date of repair of such equipment or upon the expiration of the warranty period applicable to the original equipment set forth above, whichever is later.

This warranty shall apply provided that the equipment is used properly for its intended purpose and under normal conditions.

Under this warranty, your equipment will be repaired free of charge, in one of our Authorized Repair Centers in _________________ (country) .You must however send at your expense (transport and insurance) the equipment to one of our Authorized Repair Centers, a list of which is given ______________ Please send your equipment back in suitable packing, as product damage during transportation is not covered by our warranty. No replacement device will be loaned during the repair period.

Before sending your equipment to the Authorized Repair Center, please remember to:

         o save all the details in your directory and other personal data recorded in your equipment, as they may be erased during the repair process. Sagem SA shall be under no liability in the event of damage caused to your data. No data shall under any circumstances be reinstalled by Sagem SA in the equipment.

         o Include in the packing of the equipment your name, address and telephone number.

         o Include a copy of the proof of purchase of the equipment or the warranty card duly dated and completed, at the date of purchase, by the seller.




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THE STATUTORY RIGHTS OF PRIVATE CONSUMERS SHALL REMAIN IN FORCE AND ARE NOT
AFFECTED BY THIS WARRANTY.

* except in the cases mentioned further in this document

                      *************************************

No liability shall arise under the warranty in respect of:

1.       Defects breakdown or malfunction due to:

         o        failure to properly follow the instructions for use; or

         o an external cause to the equipment (including but not limited to, shock, lightening, fire, vandalism,. malevolent action, contacts with various liquids or vermin or water damage of any nature, inappropriate electric voltage); or

         o modifications to the equipment made without the written approval of Sagem SA; or

         o a lack of every day maintenance (as described in the documentation supplied with the equipment) or to a lack of supervision or care; or

         o bad storage conditions or poor environmental conditions, particularly those related to temperature and hygrometry effects of variations of electric voltage, parasites from the electric network or from the earth; or

         o repair, work (opening or attempt to open the equipment) or maintenance of the equipment by persons not authorized by Sagem SA;

2. Damage due to insufficient or bad packaging of equipment when returned to the Authorized Repair Center

3. Wear and tear from normal daily use of the equipment and its accessories

4. Communication problems related to an unsuitable environment, including in particular:

         o problems related to access and/or connection to the Internet such as interruptions by access networks or malfunction of the line used by the subscriber or his correspondent,

         o transmission faults (for example, poor geographical coverage by radio transmitters, interference or poor line quality),

         o the local network fault (wiring, ...) or the failure of the transmission network (such as but not limited to interference, fault or poor quality of the network)

         o modifications of the parameters of the cellular network carried out after the sale of the equipment



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5.       Supply of new versions of software

6. Work on any equipment or software modified or added without the consent of Sagem SA

7. Malfunction due to the use of products, or accessories which are non compatible with the equipment

                                     ******

8. opening or locking of an operator's SIM key and work due to the non functioning of the equipment caused by the opening or locking of an operator's SIM key carried out without the original operator's approval.

In the cases of warranty exclusion as well as after the expose of the 12 month warranty period (as to accessories : 3 months), the Customer must ask Sagem SA for a quotation, and pay the charges (repair and delivery costs) mentioned in it before returning the equipment to the Authorized Repair Center (ARC).

WARNING:

1.The exchanged defective parts shall become the property of Sagem SA.

2. SUBJECT TO LEGAL MANDATORY PROVISIONS, THE EXPRESS WARRANTIES SET FORTH IN THIS DOCUMENT ARE IN LIEU OF ALL- OTHER WARRANTIES EXPRESS OR IMPLIED. ESPECIALLY, SAGEM SA MAKES NO REPRESENTATIONS OR WARRANTY AS TO QUALITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE. SAGEM SA'S LIABILITY IN RESPECT OF ANY CLAIM BY THE CUSTOMER, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE PRICE PAID BY THE CUSTOMER FOR THE EQUIPMENT. IN NO EVENT SHALL SAGEM SA BE LIABLE FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGE OF ANY KIND (INCLUDING BUT NOT LIMITED TO LOSS OF ORDERS, LOSS OF PROFITS, LOSS OF DATA, LOSS OF ANTICIPATED EARNINGS, DAMAGE TO GOODWILL OR REPUTATION, INTERRUPTION OF SERVICE AND ANY OTHER FINANCIAL OR COMMERCIAL DAMAGE) WHETHER BASED ON WARRANTY CONTRACT OR TORT.

3. Subject to legal mandates provisions, the time when the equipment is repaired or unavailable during the warranty shall net give rise to an extension of warranty.

                                  ************

THE FOREGOING SHALL APPLY ONLY FOR ___________ (COUNTRY). IF ANY PROVISION OF THIS WARRANTY SHALL BE HELD TO BE IN WHOLE OR IN PART INVALID OR ILLEGAL DUE TO A MANDATORY RULE APPLICABLE TO CONSUMERS PURSUANT TO LEGISLATION, SUCH PROVISION SHALL NOT BE APPLICABLE TO THESE CONSUMERS. THE REMAINING PROVISIONS SHALL ALL REMAIN APPLICABLE.





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